                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  April 11, 2001
                                --------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                 1-6157                                  36-1208070
                 ------                                  ----------
        (Commission File Number)            (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                  60661
-----------------------------------------                  -----
(Address of principal executive offices)                 (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On April 11, 2001, Heller Financial, Inc. (the "Registrant") issued a press release announcing that all of the 5,000,000 outstanding shares of its 8-1/8% Cumulative Perpetual Senior Preferred Stock, Series A, will be redeemed on May 15, 2001. A copy of the press release is attached.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99.1  Heller Financial, Inc. - Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2001
       --------------

                                           HELLER FINANCIAL, INC.



                                           By:     /s/ Lauralee E. Martin
                                                   ----------------------
                                                   Lauralee E. Martin
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
Number
------

99.1    Heller Financial, Inc. - Press Release